UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

MARCH 31, 2011

Schedule of investments (unaudited)

March 31, 2011

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 92.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$9,794,770	$11,019,880
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	13,734,248	14,693,503
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	6,863,291	7,012,355
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,158,894	1,316,340
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,187,796	4,275,631
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	5,103,887	5,416,899	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	1,417,713	1,504,216
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	3,614,838	3,785,979
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	5,910,429	6,397,578
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	12,846,203	14,010,390	(b)
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	3,183,716	3,405,207
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	1,612,019	1,770,703
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	6,768,991	7,345,939
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,016,040	1,055,888
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,120,700	1,234,345
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	7,943,232	8,779,758
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,540,422	2,886,555
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	7,206,276	8,130,142
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	4,099,056	4,437,228
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,308,364	3,527,285
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	923,013	1,031,251
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	6,401,181	6,619,724
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	2,083,600	2,116,644
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $113,493,367)				121,773,440
ASSET-BACKED SECURITIES — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.425%	1/25/34	289,958	96,498	(c)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(d)(e)(f)
GSAMP Trust, 2004-OPT M3	1.400%	11/25/34	117,647	48,206	(c)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.150%	3/25/34	340,515	153,585	(c)
SACO I Trust, 2005-2 A	0.450%	4/25/35	8,853	3,697	(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(d)(e)(f)
TOTAL ASSET-BACKED SECURITIES (Cost — $907,556)				301,988
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	2,279,990	256,937	(c)
Merit Securities Corp., 11PA B2	1.748%	9/28/32	122,522	115,636	(c)(d)
Structured Asset Securities Corp., 1998-2 M1	1.350%	2/25/28	28,650	25,439	(c)
Structured Asset Securities Corp., 1998-3 M1	1.250%	3/25/28	145,693	135,248	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $292,276)				533,260
CORPORATE BONDS & NOTES — 2.7%
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	190,000	196,774
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	550,000	571,266
TOTAL CONSUMER STAPLES				768,040
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	29,236
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	186,594
TOTAL ENERGY				215,830
FINANCIALS — 1.4%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	440,000	466,513

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Capital Markets — continued
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	$1,050,000		$0	(d)(e)(f)(g)
Total Capital Markets					466,513
Commercial Banks — 0.1%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	550,000		0	(d)(e)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	170,000		169,360	(c)(d)
Total Commercial Banks					169,360
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	92,000		99,935
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	111,000		120,296
SLM Corp., Medium-Term Notes	8.000%	3/25/20	270,000		294,777
Total Consumer Finance					515,008
Diversified Financial Services — 0.5%
Bank of America Corp., Senior Notes	4.500%	4/1/15	310,000		322,200
Citigroup Inc., Senior Notes	6.010%	1/15/15	270,000		295,310
Total Diversified Financial Services					617,510
Insurance — 0.1%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	80,000		82,423
TOTAL FINANCIALS					1,850,814
MATERIALS — 0.1%
Metals & Mining — 0.1%
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000		192,125
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		99,576
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		103,610
TOTAL TELECOMMUNICATION SERVICES					203,186
UTILITIES — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	86,360		71,895	(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	195,000		207,611
TOTAL UTILITIES					279,506
TOTAL CORPORATE BONDS & NOTES (Cost — $4,997,113)					3,509,501
MORTGAGE-BACKED SECURITIES — 1.1%
FHLMC — 0.9%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	42,086		43,632
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	970,665		1,131,162
Total FHLMC					1,174,794
FNMA — 0.2%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	20,990		22,731
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	242,449		277,921
Total FNMA					300,652
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,362,190)					1,475,446
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.8%
Australia — 2.8%
Australia Government, Bonds	4.000%	8/20/20	1,260,000	AUD	2,138,111
Australia Government, Bonds	3.000%	9/20/25	1,430,000	AUD	1,608,277
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,066,742)					3,746,388
SOVEREIGN BONDS — 0.8%
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		301,378
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000		45,540
Total Mexico					346,918

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

March 31, 2011

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — 0.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	$160,000	$168,400	(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	484,400	565,842	(d)
Total Russia				734,242
TOTAL SOVEREIGN BONDS (Cost — $1,054,709)				1,081,160
TOTAL INVESTMENTS — 100.0% (Cost — $125,173,953#)				132,421,183

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.
(f)	The coupon payment on this security is currently in default as of March 31, 2011.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AUD	- Australian Dollar
	IO	- Interest Only
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$121,773,440	—	$121,773,440
Asset-backed securites	—	301,988	—	301,988
Collateralized mortgage obligations	—	533,260	—	533,260
Corporate bonds & notes	—	3,509,501	$0*	3,509,501
Mortgage-backed securities	—	1,475,446	—	1,475,446
Non-U.S. treasury inflation protected securities	—	3,746,388	—	3,746,388
Sovereign bonds	—	1,081,160	—	1,081,160
Total investments	—	$132,421,183	$0*	$132,421,183
Other financial instruments:
Forward foreign currency contracts	—	$36,721	—	$36,721
Total	—	$132,457,904	$0*	$132,457,904

Notes to Schedule of Investments (unaudited) (continued)

	LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$6,400	—	—	$6,400
Forward foreign currency contracts	—	$167,062	—	167,062
Total	$6,400	$167,062	—	$173,462

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES

Balance as of December 31, 2010	$0*
Accrued premiums/discounts	—
Realized gain(loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of March 31, 2011	$0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011	$—

* Value is less than $1.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or

Notes to Schedule of Investments (unaudited) (continued)

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund enters into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties

Notes to Schedule of Investments (unaudited) (continued)

to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $167,062 If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other

Notes to Schedule of Investments (unaudited) (continued)

things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,964,315
Gross unrealized depreciation	(2,717,085)
Net unrealized appreciation	$7,247,230

At March 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	46	6/11	$5,365,897	$5,372,297	$(6,400)

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$11,481,812	0.234%	$19,731,080

* Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.20% to 0.28% for the period ended March 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $6,710.

At March 31, 2011, the Fund had the following open reverse repurchase agreements:

Security	Value

Reverse repurchase agreement with Deutsche Bank, dated 3/16/11 bearing 0.22% to be repurchased at $5,761,189 on 4/6/11, collateralized by: $4,500,000, United States Treasury Inflation Indexed Note, 2.00% due 1/15/14; Market value (including accrued interest) $4,926,708,	$5,760,450

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	144	$81,845
Options closed	(30)	(25,215)
Options exercised	(28)	(4,503)
Options expired	(86)	(52,127)
Written options, outstanding March 31, 2011	—	—

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	UBS AG	98,461	$139,424	5/18/11	$4,549
Euro	Citibank	91,586	129,689	5/18/11	3,079
Japanese Yen	Citibank	113,206,800	1,361,322	5/18/11	(38,678)
					(31,050)
Contracts to Sell:
Australian Dollar	Credit Suisse	4,101,370	4,219,259	5/18/11	(120,473)
Euro	Credit Suisse	79,461	112,519	5/18/11	(2,791)
Euro	JPMorgan Chase	120,000	169,923	5/18/11	(5,120)
Japanese Yen	Citibank	114,251,760	1,373,888	5/18/11	29,093
					(99,291)
Net unrealized loss on open forward foreign currency contracts					$(130,341)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(6,400)	—	—	$(6,400)
Foreign Exchange Contracts	—	—	$36,721	$(167,062)	(130,341)
Total	—	$(6,400)	$36,721	$(167,062)	$(136,741)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$12,653
Written options†	4,031
Forward foreign currency contracts (to buy)	2,816,649
Forward foreign currency contracts (to sell)	8,032,184
Futures contracts (to buy)†	362,391
Futures contracts (to sell)	2,283,219

† At March 31, 2011, there were no open positions held in this derivative.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: May 24, 2011